T. Rowe Price Funds

Supplement to prospectuses

The following information supplements the prospectuses for all T. Rowe Price Funds, except for the Variable Insurance Portfolios and any funds that are exempt from the general excessive and short-term trading policies adopted for the T. Rowe Price Funds.

Effective April 1, 2019, the T. Rowe Price Funds’ excessive and short-term trading policy will generally apply only to transactions that have a value of more than $5,000.

Accordingly, under the heading “Excessive and Short-Term Trading Policy” in Section 3 of each fund’s prospectus, the following is added as an additional bullet point under “General Exceptions,” effective April 1, 2019:

• Transactions having a value of $5,000 or less.

In addition, effective April 1, 2019, the disclosure under the heading “Excessive and Short-Term Trading Policy” in Section 3 of each fund’s prospectus is supplemented as follows:

Intermediaries and retirement plans held at T. Rowe Price may apply the excessive and short-term trading policy to transactions of any amount. For more information, please contact your intermediary and/or plan sponsor.

The date of this supplement is December 10, 2018.

G07-041 12/10/18